EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Boston Scientific Corporation (the “Company”) for the period ending September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Chief Financial Officer of the Company hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on his knowledge:

(1)	the Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Boston Scientific Corporation.

Date: November 7, 2008	By:	/s/ Sam R. Leno
Sam R. Leno
Chief Financial Officer and Executive Vice President - Finance and Information Systems